Exhibit 10.12.2
INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IS OMITTED AND IS NOTED WITH **. A COPY OF THIS AGREEMENT, INCLUDING ALL INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
Intersections
November 2006
This Pricing Schedule is entered into and made an exhibit to the Consumer Review Services Reseller Agreement between Experian Information Solutions and Intersections Inc. dated July 1, 2003 (the “CRS Agreement”).
I. CREDIT REPORTS
     [Table]**

**	This information is confidential and has been omitted and filed separately with the Securities and Exchange Commission.
II. ONLINE BATCH REPORTS (QCU)
     [Table]**

**	This information is confidential and has been omitted and filed separately with the Securities and Exchange Commission.
III. DAILY NOTIFICATION REPORTS (Notify Express)
     [Table]**

**	This information is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IS OMITTED AND IS NOTED WITH **. A COPY OF THIS AGREEMENT, INCLUDING ALL INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
Intersections
November 2006
General Conditions:
•	Overall structure for each product price is based on continued usages of all products.

•	The term of the Pricing Schedule is three (3) years beginning with the Experian November 2006 billing cycle

•	**

•	Profile and Online Batch prices are per inquiry and Daily Notification Triggers pricing is based on the number of consumers monitored per month.

•	The pricing set forth in this proposal is based in part on existing regulation. If any federal, state or local law, ordinance or other regulatory, administrative or governmental acts or measures are enacted which increase Experian’s cost of providing such Services, Experian reserves the right, upon thirty (30) days prior written notice, to add a surcharge to the pricing set forth herein to cover the added cost of providing the Services in the affected geographic region.

•	Any applicable sales tax will be added.

•	This proposal (or pricing agreement) contains information that is the exclusive property of Experian Information Solutions, Inc. In consideration of the receipt of this document, you agree to make this information available only to those Intersections’ employees, directors, representatives, and agents who need access to such information for the purpose of evaluating its contents. You recognize and acknowledge the competitive value, confidential and proprietary nature of the information contained herein or which may hereafter be furnished to you or obtained by you from Experian relating to the subject matter hereof or the services to be performed, as well as the damage which may result to Experian if this information is disclosed to any third party. Except as set forth above, in no event shall this information be disclosed to any third party for any purpose without the prior written consent of an authorized representative of Experian.

•	**

•	The pricing and proposal submitted to you hereunder is good for a period of ninety (90) days from the date stated on Page 1 of this Price Schedule Quote. Thereafter, this pricing and proposal will automatically terminate without any further action and shall no longer be valid.

•	**

•	**

**	This information is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IS OMITTED AND IS NOTED WITH **. A COPY OF THIS AGREEMENT, INCLUDING ALL INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
Intersections
November 2006

Signature — Intersections Inc.	Date	Signature — Experian	Date

Print Name — Intersections Inc.		Print Name — Experian

Print Title — Intersections Inc.		Print Title — Experian